EXHIBIT 10.1

PARK CITY GROUP, INC.

Subscription Agreement

This subscription agreement (this “Agreement”) is dated April __, 2015, by and between the purchaser identified on the signature page hereto (the “Purchaser”) and Park City Group, Inc., a Nevada corporation (the “Company”), whereby the parties agree as follows:

1.           Subscription.

Purchaser agrees to buy and the Company agrees to sell and issue to Purchaser shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of shares of Common Stock the Purchaser has agreed to purchase and (y) the purchase price per share of Common Stock, each as set forth on the signature page hereto.  The Purchase Price is set forth on the signature page hereto.

The shares of Common Stock being purchased by the Purchaser hereunder (the “Shares”) have been registered on a shelf registration statement on Form S-3 (Registration No. 333-202954) (the “Registration Statement”).  The Registration Statement has been declared effective by the Securities and Exchange Commission (the “Commission”) and is effective on the date hereof.  A final prospectus supplement will be delivered to the Purchaser as required by law.

The completion of the purchase and sale of the Shares to Purchaser (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Brean Capital, LLC (the “Placement Agent”), in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  After the execution of this Agreement, and upon satisfaction or waiver of all the conditions to closing set forth in the placement agent agreement, (i) the Purchaser shall pay the Purchase Price by either (y) wire transfer of immediately available funds to the bank account maintained by the Company per wire instructions as provided by the Company and the Placement Agent or (z) by check payable to the Company and delivered to the Company at 299 So. Main Street, Suite 2370, Salt Lake City, UT 84111, and (ii) the Company shall deliver irrevocable instructions to the Company’s transfer agent to cause the Shares purchased by such Purchaser to be delivered to the Purchaser with the delivery of the Shares to be made through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or, if requested by the Purchaser on the signature page hereto, through the physical delivery of certificates evidencing the Shares to the residential or business address indicated thereon).

2

 Miscellaneous.

This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company:  as set forth on the signature page hereto.

To the Purchaser:  as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription Agreement.

PARK CITY GROUP, INC.

	By:	____________________________________
Name:
Number of Shares: _____________________ Purchase Price per Share: $______________ Aggregate Purchase Price: $______________		Title: Address for Notice: Park City Group, Inc. 299 South Main Street, Suite 2370 Salt Lake City, UT 84111

PURCHASER: ________________________________

By: ________________________________________
Name:
Title:

Select method of delivery of Shares:

o DWAC DELIVERY
DWAC Instructions:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):		_____________________________________

DTC Participant Number:		_____________________________________

Name of Account at DTC Participant being credited with the Shares:		_____________________________________

Account Number at DTC Participant being credited with the Shares:		_____________________________________

o PHYSICAL DELIVERY OF CERTIFICATES
Delivery Instructions:

Name in which Shares should be issued: _______________________________________

Address for delivery:

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: _____________________